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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ___________________________


                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                  May 15, 1996

                       LAKEHEAD PIPE LINE PARTNERS, L.P.
             (Exact Name of Registrant as specified in its charter)


                                    Delaware
                 (State of other jurisdiction of incorporation)


               1-10934                            39-1715850
         (Commission File Number)                 (IRS Employer
                                                Identification Number)



          Lake Superior Place, 21 W. Superior Street, Duluth, MN 55802
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 725-0100




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Item 5.     Other Events

            See attached Press Release dated May 15, 1996 attached hereto as Exhibit No. 1.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LAKEHEAD PIPE LINE PARTNERS, L.P.
                                        (Registrant)

                                        By:
                                        Lakehead Pipe Line Company, Inc.
                                        as General Partner



                                        /s/R. L. Nichols
                                        ----------------------------------
                                        R. L. Nichols
                                        (Vice President and Controller)




DATED: May 21, 1996




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                       LAKEHEAD PIPE LINE PARTNERS, L.P.

                             Form 8-K Report dated

                                  May 21, 1996


                                             PAGE NO. IN
                                             SEQUENTIAL
                                              NUMBERING
        EXHIBIT INDEX                          SYSTEM
        -------------                        -----------

          Exhibit 1                               1






























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